LEGAL SETTLEMENTS	6 Months Ended
Jun. 30, 2016
Legal [Abstract]
Legal [TextBlock]

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Legal settlements and loss contingencies for the six months ended June 30, 2016 amounted to $141 million primarily due to a settlement in principle reached in connection with a patent litigation matter, compared to $611 million for the six months ended June 30, 2015. The expenses in 2015 consisted mainly of additional reserves relating to the settlement of the modafinil antitrust litigation, partially offset by insurance proceeds relating to the settlement of the pantoprazole patent litigation.